UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 16, 2009 (March 13, 2009)
Date of Report (Date of earliest event reported)

CARE INVESTMENT TRUST INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-33549 (Commission File Number)	38-3754322 (I.R.S. Employer Identification No.)

505 Fifth Avenue, 6th Floor, New York, New York (Address of principal executive offices)	10017 (zip code)
Registrant’s telephone number, including area code: (212) 771-0505
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

Item 2.02 Results of Operations and Financial Condition.
On March 16, 2009, Care Investment Trust Inc. (the “Company”) issued a press release reporting its results for the quarter and year ended December 31, 2008. The press release, which is attached as Exhibit 99.1, and the information included in Item 7.01 of this Form 8-K, are incorporated herein by reference.
The information in the earnings release is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.
The earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations of the non-GAAP financial measures to the most comparable GAAP financial measures set forth in the earnings release on the reconciliation schedules attached to the earnings release.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Departure of Officer
On March 13, 2009, Frank E. Plenskofski, the Company’s Chief Financial Officer and Treasurer, resigned effective at the close of business on March 16, 2009 and after the filing of the Company’s Form 10-K annual report.
(c) Appointment of Officer
On March 13, 2009, the Board of Directors of the Company appointed Paul F. Hughes to serve as the Company’s new Chief Financial Officer and Treasurer effective March 17, 2009.
Mr. Hughes, age 54, brings over 30 years of experience to the Company. He has held a number of executive and senior level positions at CIT Group Inc. (“CIT”) during his career and, effective March 16, 2009, serves as Chief Financial Officer of CIT’s

Corporate Finance unit. Mr. Hughes’ prior experience includes serving from 1986 to 2002 as Senior Vice President within CIT’s Equipment Finance unit, where he was responsible for overseeing financial operations, and serving from 2003 to 2009 as Senior Vice President of CIT’s Corporate Development unit, where he oversaw the coordination of acquisitions and dispositions of CIT’s businesses. Prior to that he served as Director within CIT’s Internal Audit department and also served as a Manager at Coopers and Lybrand (predecessor firm to PricewaterhouseCoopers). Mr. Hughes is a graduate of Northeastern University in Boston, Massachusetts with a B.S. in Business Administration and a concentration in Accounting and has also attended the Executive Management Program at the Tuck School of Business at Dartmouth.
Item 7.01 Regulation FD Disclosure
On March 16, 2009, the Company issued a press release announcing its results for the quarter and year ended December 31, 2008. The press release, which is attached as Exhibit 99.1, and the information included in Item 2.02 of this Form 8-K, are incorporated herein by reference.
On March 16, 2009, the Company issued a second press release announcing the Board’s declaration of a dividend of $0.17 per share to shareholders of record on March 26, 2009, payable on April 9, 2009. The Company also announced the resignation of Frank E. Plenskofski, and the appointment of Paul F. Hughes as the Company’s new Chief Financial Officer and Treasurer. The press release, which is attached as Exhibit 99.2, and the information included in Item 5.02 of this Form 8-K, are incorporated herein by reference.
The information in the press releases referenced above and in this Item 7.01 is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished as part of this Report to the extent described in Item 2.02 and Item 7.01.
99.1	Press release issued by Care Investment Trust Inc. on March 16, 2009 to announce fourth quarter and 2008 financial results.

99.2	Press release issued by Care Investment Trust Inc. on March 16, 2009 to announce fourth quarter dividend, the resignation of Frank E. Plenskofski and the appointment of Paul F. Hughes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 16, 2009

CARE INVESTMENT TRUST INC.
By:	/s/ F. Scott Kellman
	Name:	F. Scott Kellman
	Title:	Chief Executive Officer and President

Exhibit Index
99.1	Press release issued by Care Investment Trust Inc. on March 16, 2009 to announce fourth quarter and 2008 financial results.

99.2	Press release issued by Care Investment Trust Inc. on March 16, 2009 to announce fourth quarter dividend, the resignation of Frank E. Plenskofski and the appointment of Paul F. Hughes.